Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SHATSWELL, MacLEOD & COMPANY, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Salisbury Bancorp, Inc. of our report dated March 19, 2014 relating to the consolidated financial statements of Salisbury Bancorp, Inc. and its subsidiary bank for the year ended December 31, 2013.

                                                         /s/ Shatswell, MacLeod & Company, P.C.
                                                        Shatswell, MacLeod & Company, P.C.

West Peabody, Massachusetts
December 30, 2014